MFS(R) VALUE FUND

                      Supplement to the Current Prospectus

The description of portfolio managers under the "Management of the Fund" section of the prospectus is hereby restated as follows:

The fund is managed by Lisa B. Nurme and Steven R. Gorham, each an MFS Senior Vice President. These individuals have been the fund's portfolio managers since:
Ms. Nurme - 1996 and Mr. Gorham - January 2002 and have been employed in the MFS investment management area since: Ms. Nurme - 1987 and Mr. Gorham -1992. Ms. Nurme is taking a sabbatical commencing on or about May 28 and ending on or about September 3, 2002.

                  The date of this Supplement is May 28, 2002.